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                                                                      EXHIBIT 23
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                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


We consent to the incorporation by reference in Registration Statement Nos. 33-81128, 33-81116, and 33-81450 of Universal Forest Product, Inc. on Form S-8 of our report dated January 24, 2000, appearing in and incorporated by reference in this Annual Report on Form 10-K of Universal Forest Products, Inc. for the fiscal year ended December 25, 1999.



DELOITTE & TOUCHE LLP
Grand Rapids, Michigan
March 24, 2000